Exhibit 10.36

Execution Version

THIRD AMENDMENT TO

CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of March 27, 2009, and entered into by and among AFFIRMATIVE INSURANCE HOLDINGS, INC., a Delaware corporation (“Borrower”), the lenders listed on the signature pages hereto, CREDIT SUISSE, CAYMAN ISLANDS BRANCH (“CS”), as Administrative Agent (in such capacity, “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”), THE FROST NATIONAL BANK (“Frost”), as Issuing Bank and Swingline Lender, and for purposes of Section 6 hereof, the other Loan Parties listed on the signature pages hereto. Capitalized terms used but not defined herein having the meaning given them in the Credit Agreement, hereinafter defined.

Recitals

Whereas, Borrower, the Lenders from time to time party thereto, the Agents and the other parties thereto have entered into that certain Credit Agreement dated as of January 31, 2007 (as amended, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

Whereas, the Borrower has requested certain amendments to the Credit Agreement, pursuant to and in accordance with Section 9.08(b) of the Credit Agreement; and

Whereas, the Required Lenders, the Agents and for purposes of Sections 1.12 and 1.13 hereof, the Required Revolving Credit Lenders, are willing to agree to the amendments requested by the Borrower, on the terms and conditions set forth in this Amendment;

Now Therefore, in consideration of the premises and the mutual agreements set forth herein, the Borrower, Required Lenders, the Agents and for purposes of Sections 1.12 and 1.13 hereof, the Required Revolving Credit Lenders, agree as follows:

1. AMENDMENTS TO CREDIT AGREEMENT. Subject to the conditions and upon the terms set forth in this Amendment and in reliance on the representations and warranties of the Borrower set forth in this Amendment, the Credit Agreement is hereby amended as follows:

1.1. Amendment to Section 1.01. Section 1.01 of the Credit Agreement shall be amended as follows:

(a) The following definitions shall be added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

““Adjusted Cash Flow” shall mean, for any relevant 12 month fiscal period, Cash Flow for such period, excluding the sum of (i) all state and federal income tax expenses incurred by the Regulated Insurance Subsidiaries for the relevant period and (ii) the greater of (a) combined statutory earnings for all Regulated Insurance Subsidiaries for the December 31st calendar period most recently ended prior to the relevant period, and (b) the sum of 10% of surplus of all Regulated Insurance Subsidiaries as of the last day of the December 31st calendar period most recently ended prior to the relevant period.”

““Consolidated Cash Interest Expense” shall mean, for any period, Consolidated Interest Expense with respect to senior secured Indebtedness and Subordinated Debt for such period, excluding (i) any amount not payable in cash, and (ii) any fees, costs or expenses incurred in connection with the Third Amendment.”

““Consolidated Tangible Net Worth” shall mean, for any period, Consolidated Net Worth for such period (i) minus the net book amount of all goodwill assets of the Borrower and its Subsidiaries (after deducting any reserves applicable thereto) included therein and (ii) plus an amount equal to the outstanding Subordinated Debt, in each case as shown on a consolidated balance sheet of the Borrower and its Subsidiaries as of such time prepared in accordance with GAAP.”

““Distribution” shall mean (a) any payment of a distribution, interest or dividend in respect of any Equity Interest, (b) any payment on account of the purchase, redemption, defeasance, sinking fund or other acquisition or retirement of any Equity Interest or any other payment or distribution made in respect thereof, either directly or indirectly or (c) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire any Equity Interest.”

““Electronic Data Processing Equipment and Software Sale and Leaseback Transaction” shall mean the sale of electronic data processing equipment and software recorded on the balance sheet of Affirmative Insurance Company and the simultaneous or subsequent entering into an agreement to lease those same electronic data processing equipment and software assets back.

““Third Amendment” shall mean that certain Third Amendment to Credit Agreement, dated as of March 27, 2009, by and among the Borrower, the Required Lenders, the Required Revolving Credit Lenders, Credit Suisse, Cayman Islands Branch, as administrative agent and collateral agent, The Frost National Bank, as Issuing Bank and Swingline Lender, and the other Loan Parties listed therein.”

““Third Amendment Effective Date” shall have the meaning set forth in Section 4 of the Third Amendment.”

““Value” shall mean, with respect to a sale and leaseback transaction, an amount equal to the net present value of the lease payments with respect to the term of the lease remaining on the date as of which the amount is being determined, without regard to any renewal or extension options contained in the lease, discounted at the weighted average interest rate on the Loans which are outstanding on the effective date of such sale and leaseback transaction.”

(b) The definition of “Adjusted LIBO Rate” is amended by adding the following proviso to the end thereof:

“; provided, however, that notwithstanding the foregoing, the Adjusted LIBO Rate shall at no time be less than 3.00% per annum.”

(c) The definition of “Applicable Margin” is amended by (i) deleting the words “3.50% per annum” in clause (y) thereof and replacing it with the following:

“to the extent the Leverage Ratio is (A) greater than 2.00:1.00, 6.25%; (B) greater than 1.50:1.00, but less than or equal to 2.00:1.00, 6.00% and (C) less than or equal to 1:50:1.00, 5.75%”; and

(ii) deleting the number words “2.50% per annum” in clause (z) thereof and replacing it with the following:

. “to the extent the Leverage Ratio is (A) greater than 2.00:1.00, 5.25%; (B) greater than 1.50:1.00, but less than or equal to 2.00:1.00, 5.00% and (C) less than or equal to 1:50:1.00, 4.75%.

Each change in the Applicable Margin resulting from a change in the Leverage Ratio shall be effective with respect to all Loans and Letters of Credit outstanding on and after the date of delivery to the Administrative Agent of the financial statements and certificates required by Section 5.04(a) or (b) and Section 5.04 (d), respectively, indicating such change until the date immediately preceding the next date of delivery of such financial statements and certificates indicating another such change. Notwithstanding the foregoing, (a) at any time during which the Borrower has failed to deliver the financial statements and certificates required by Section 5.04(a) or (b) and Section 5.04(d), respectively, or (b) at any time after the occurrence and during the continuance of an Event of Default, the Leverage Ratio shall be deemed to be greater than 2.00:1.00 for purposes of determining the Applicable Margin.

In the event that any financial statement or compliance certificate delivered pursuant to Section 5.04 is inaccurate (regardless of whether this Agreement or the Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any period (an “Applicable Period”) than the Applicable Margin applied for such Applicable Period, then (i) the Borrower shall immediately deliver to the Administrative Agent a corrected financial statement and a corrected compliance certificate for such Applicable Period, (ii) the Applicable Margin shall be determined based on the corrected compliance certificate for such Applicable Period, and (iii) the Borrower shall immediately pay to the Administrative Agent (for the account of the Lenders during the Applicable Period or their successors and assigns) the accrued additional interest owing as a result of such increased Applicable Margin for such Applicable Period. This paragraph shall not limit the rights of the Administrative Agent or the Lenders with respect to Sections 2.07 and Article VII hereof, and shall survive the termination of this Agreement.”

(d) The definition of “Capital Expenditure” is amended by adding to the following proviso at the end thereof:

“; provided, that any expenditure or Capital Lease Obligations arising in connection with the Electronic Data Processing Equipment and Software Sale and Leaseback Transaction shall not constitute a Capital Expenditure.”

(e) The definition of “Excess Cash Flow” is amended by deleting the reference to “Cash Flow” in the second line thereof and replacing it with “Adjusted Cash Flow”.

(f) The definition of “Fixed Charges” is amended by deleting the reference to “Consolidated Interest Expense” and replacing it with “Consolidated Cash Interest Expense”.

(g) The definition of “Interest Coverage Ratio” is amended by deleting the reference to “Consolidated Interest Expense” in clause (b) thereof and replacing it with the words “Consolidated Cash Interest Expense”.

(h) The definition of “Leverage Ratio” is amended by adding the following parenthetical after the words “Total Debt” in clause (a) thereof:

“(other than Subordinated Debt and any unsecured Indebtedness)”.

(i) The definition of “Required Prepayment Percentage” is amended by deleting clause (d) thereof and replacing it with the following:

“(d) in the case of any Excess Cash Flow, 50%;”

1.2. Amendment to Section 1.02. Section 1.02 of the Credit Agreement shall be amended by adding the following sentence at the end thereof:

“Notwithstanding anything to the contrary contained herein, any interest expense or Indebtedness incurred in connection with the Electronic Data Processing Equipment and Software Sale and Leaseback Transaction shall be excluded for purposes of calculating the financial covenants set forth in Sections 6.11, 6.12 and 6.15.”

1.3. Amendment to Section 2.13(e). Section 2.13(e) of the Credit Agreement shall be amended by deleting the words “less (b)” thereof and replacing it with the following:

“plus (b) 75% of any Distribution made by any Regulated Insurance Subsidiary to the Borrower or any Subsidiary (other than a Regulated Insurance Subsidiary) during the fiscal year then ended, less (c)”

1.4. Amendment to Section 3.06. Section 3.06 of the Credit Agreement shall be amended by deleting the reference to “December 31, 2005” and replacing it with “December 31, 2007”.

1.5. Amendment to Section 6.01(d). Section 6.01(d) of the Credit Agreement shall be amended and restated in its entirety as follows:

“Capital Lease Obligations and Synthetic Lease Obligations of (i) Borrower or any Subsidiary Guarantor in an aggregate principal amount not exceeding $5,000,000 at any time outstanding and (ii) Borrower or any Subsidiary in connection with the Electronic Data Processing Equipment and Software Sale and Leaseback Transaction;”

1.6. Amendment to Section 6.02. Section 6.02 of the Credit Agreement shall be amended by (i) deleting the “and” at the end of clause (p) thereof; (ii) deleting the “.” at the end of clause (q) and replacing it with “; and” and (iii) adding the following at the end thereof:

“(r) Liens incurred pursuant to the Electronic Data Processing Equipment and Software Sale and Leaseback Transaction.”

1.7. Amendment to Section 6.05(b). Section 6.05(b) of the Credit Agreement shall be amended by:

(i) deleting “or” immediately preceding clause (y) thereof and inserting in lieu thereof a “,”;

(ii) deleting the “.” at the end of clause (y) thereof and replacing it with a “,”; and

(ii) adding the following new clause (z) to the end thereof:

“or (z)(i) such Asset Sale is in connection with the Electronic Data Processing Equipment and Software Sale and Leaseback Transaction and is for consideration at least 80% of which is cash (and no portion of the remaining consideration shall be in the form of Indebtedness issued by the Borrower or any Subsidiary), (ii) such consideration is at least equal to the fair market value of the assets being sold, transferred, leased or disposed of and (iii) the Value of the assets sold, transferred or disposed of pursuant to this paragraph (b)(z) shall not exceed $30,000,000 in the aggregate. Notwithstanding anything to the contrary contained herein, the Borrower or any Subsidiary may engage in any Asset Sale otherwise permitted under paragraph (a) above in which the non-cash portion of the consideration for such Asset Sale is in the form of Indebtedness of the applicable purchaser made in favor of the Borrower or any Subsidiary and exceeds 20% of the total consideration for such Asset Sale solely to the extent such non-cash portion does not exceed (1) $5,000,000 with respect to any single Asset Sale or series of related Asset Sales and (2) $10,000,000 (in the aggregate with respect to all Asset Sales).”

1.8. Amendment to Section 6.06(a)(iii). Section 6.06(a)(iii) of the Credit Agreement shall be amended and restated in its entirety as follows:

“(iii) so long as (A) no Default or Event of Default shall have occurred or be continuing or would result therefrom and (B) the Leverage Ratio is less than or equal to 1.5 to 1.0 before and after giving effect to such dividend or customary distribution, the Borrower may declare and pay dividends or make other customary distributions ratably to its equity holders consistent with past practice,”.

1.9. Amendment to Section 6.11. Section 6.11 of the Credit Agreement shall be amended by deleting the chart appearing in that section and replacing such chart with the following:

Four Fiscal Quarters Ended	Ratio
March 31, 2007	3.00:1.00
June 30, 2007	3.00:1.00
September 30, 2007	3.00:1.00
December 31, 2007	3.00:1.00
March 31, 2008	3.25:1.00
June 30, 2008	3.25:1.00
September 30, 2008	3.50:1.00
December 31, 2008	3.50:1.00
March 31, 2009	2.75:1.00
June 30, 2009	2.75:1.00
September 30, 2009	2.75:1.00
December 31, 2009	2.70:1.00
March 31, 2010	2.70:1.00
June 30, 2010	2.70:1.00
September 30, 2010	2.80:1.00
December 31, 2010	2.90:1.00
March 31, 2011	3.00:1.00
June 30, 2011	3.00:1.00
September 30, 2011	3.00:1.00
December 31, 2011	3.00:1.00
March 31, 2012	3.00:1.00
June 30, 2012	3.00:1.00
September 30, 2012	3.00:1.00
December 31, 2012	3.00:1.00
March 31, 2013	3.00:1.00
June 30, 2013	3.00:1.00
September 30, 2013	3.00:1.00
December 31, 2013	3.00:1.00

1.10. Amendment to Section 6.12. Section 6.12 of the Credit Agreement shall be amended by deleting the chart appearing in that section and replacing such chart with the following:

Four Fiscal Quarters Ended	Ratio
March 31, 2007	4.25:1.00
June 30, 2007	4.25:1.00
September 30, 2007	4.00:1.00
December 31, 2007	4.00:1.00
March 31, 2008	3.50:1.00
June 30, 2008	3.25:1.00
September 30, 2008	3.25:1.00
December 31, 2008	3.25:1.00
March 31, 2009	2.80:1.00
June 30, 2009	2.65:1.00
September 30, 2009	2.65:1.00
December 31, 2009	2.65:1.00
March 31, 2010	2.45:1.00
June 30, 2010	2.45:1.00
September 30, 2010	2.45:1.00
December 31, 2010	2.45:1.00
March 31, 2011	2.25:1.00
June 30, 2011	2.25:1.00
September 30, 2011	2.25:1.00
December 31, 2011	2.25:1.00
March 31, 2012	2.25:1.00
June 30, 2012	2.25:1.00
September 30, 2012	2.25:1.00
December 31, 2012	2.25:1.00
March 31, 2013	2.25:1.00
June 30, 2013	2.25:1.00
September 30, 2013	2.25:1.00
December 31, 2013	2.25:1.00

1.11. Amendment to Section 6.14. Section 6.14 of the Credit Agreement shall be amended and restated in its entirety as follows:

“SECTION 6.14. Loss Ratio. Borrower shall not permit the Loss Ratio of the Regulated Insurance Subsidiaries, on a consolidated basis, to be greater than 80% at any time.”

1.12. Amendment to Section 6.15. Section 6.15 of the Credit Agreement shall be amended by deleting such Section in its entirety and replacing it with the following:

“SECTION 6.15. Fixed Charge Coverage Ratio. Borrower shall not permit the Fixed Charge Coverage Ratio during any period set forth below to be less than the ratio set forth opposite such period below.

Fiscal Year Ended	Ratio
December 31, 2009	1.05:1.00
December 31, 2010	1.10:1.00
December 31, 2011	1.15:1.00
December 31, 2012	1.20:1.00
December 31, 2012	1.20:1.00

For the avoidance of doubt, the covenant set forth in this Section 6.15 may be waived, amended or modified by the Required Revolving Credit Lenders in accordance with the final “provided further” clause contained in Section 9.08(b) hereof.”

1.13. Amendment to Section 6.16. Section 6.16 of the Credit Agreement shall be amended by deleting such Section in its entirety and replacing it with the following:

“SECTION 6.16. Consolidated Tangible Net Worth. From and after any Increased Amount Date in respect of which any Primary New Revolving Loan Commitments have become effective in accordance with Section 2.24 hereof, Borrower shall not permit the Consolidated Tangible Net Worth to be less than $110,000,000 at any time. For the avoidance of doubt, the covenant set forth in this Section 6.16 may be waived, amended or modified by the Required Revolving Credit Lenders in accordance with the final “provided further” clause contained in Section 9.08(b) hereof.”

2. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. In order to induce the Required Lenders, the Required Revolving Credit Lenders and the Agents to enter into this Amendment, the Borrower represents and warrants to each Lender and the Agents that the following statements are true, correct and complete:

2.1. Power and Authority. Each of the Loan Parties has all requisite corporate or limited liability company power and authority to enter into this Amendment and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, the Credit Agreement.

2.2. Corporate Action. The execution and delivery of this Amendment and the performance of the obligations of each of the Loan Parties under or in respect of the Credit Agreement as amended hereby have been duly authorized by all necessary corporate or limited liability company action on the part of each of the Loan Parties.

2.3. No Conflict or Violation or Required Consent or Approval. The execution and delivery of this Amendment and the performance of the obligations of each of the Loan Parties under or in respect of the Credit Agreement as amended hereby do not and will not conflict with or violate (a) any provision of the certificate or articles of incorporation or other constitutive documents or by-laws of any Loan Party or any of its Subsidiaries, (b) any provision of any law or any governmental rule or regulation applicable to any Loan Party or any of its Subsidiaries, (c) any order of any Governmental Authority or arbitrator binding on any Loan Party or any of its Subsidiaries, or (d) any indenture, agreement or instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries, or any property of any of them, is bound (except where such violation could not reasonably be expected to have a Material Adverse Effect), and do not and will not require any consent or approval of any Person (other than any approval or consent obtained and is in full force and effect or approvals or consents the failure to obtain could not reasonably be expected to have a Material Adverse Effect or which are not material to the consummation of the transaction contemplated hereby.

2.4. Execution, Delivery and Enforceability. This Amendment has been duly executed and delivered by each Loan Party which is a party thereto and are the legal, valid and binding obligations of such Loan Party, enforceable in accordance with their terms, except as enforceability may be affected by applicable bankruptcy, insolvency, and similar proceedings affecting the rights of creditors generally, and general principles of equity. The Agents’ Liens in all Collateral continue to be valid, binding and enforceable Liens which secure the Borrower Obligations to the extent valid, binding and enforceable on the Closing Date, except as enforceability may be affected by applicable bankruptcy, insolvency and similar proceedings affecting the rights of creditors generally, and general principles of equity.

2.5. No Default or Event of Default. After giving effect to this Amendment, no event has occurred and is continuing or will result from the execution and delivery of this Amendment that would constitute a Default or an Event of Default.

2.6. No Material Adverse Effect. No event, change or condition has occurred since December 31, 2007 that has caused, or could reasonably be expected to cause, a Material Adverse Effect.

2.7. Representations and Warranties. Each of the representations and warranties contained in the Loan Documents is and will be true and correct in all material respects on and as of the date hereof and as of the effective date of this Amendment, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

3. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment, and the consents and approvals contained herein, shall be effective only if and when signed by, and when counterparts hereof shall have been delivered to the Agents (by hand delivery, mail, telecopy or other electronic transmission) by each Loan Party, each Required Lender, the Issuing Bank and the Swingline Lender and for purposes of Sections 1.12 and 1.13 hereof, each Required Revolving Credit Lender, and only if and when each of the following conditions is satisfied or waived:

3.1. No Default or Event of Default; Accuracy of Representations and Warranties. At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall exist and each of the representations and warranties made by the Loan Parties herein and in or pursuant to the Credit Documents shall be true and correct in all material respects as if made on and as of the date on which this Amendment becomes effective (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct in all material respects as of such earlier date).

3.2. Delivery of Documents. The Agents shall have received such additional documents as the Agents may reasonably request in connection with this Amendment.

3.3. Amendment Fees. The Administrative Agent shall have received, on behalf of each of the Required Lenders and the Required Revolving Credit Lenders which executed this Amendment and submits to the Administrative Agent a signature page hereto on or prior to 12:00 p.m. (New York City time) on March 25, 2009, an amendment fee equal to 0.50% of the outstanding principal amount of Loans or Commitments held by it as of such date.

4. EFFECTIVE DATE. This Amendment shall become effective (the “Third Amendment Effective Date”) on the date of the satisfaction or waiver of the conditions set forth in Section 3 of this Amendment.

5. EFFECT OF AMENDMENT; RATIFICATION. This Amendment is a Loan Document. From and after the date on which this Amendment becomes effective, all references in the Loan Documents to the Credit Agreement and other Loan Documents shall mean the Credit Agreement as amended hereby. Except as expressly amended hereby or waived herein, the Credit Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect, and all terms and provisions thereof are hereby ratified and confirmed.

6. MISCELLANEOUS. Each of the Loan Parties confirms that as amended hereby, each of the Loan Documents is in full force and effect, and that as of the date hereof, none of the Loan Parties has any defenses, setoffs or counterclaims to its Obligations.

7. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

8. NO WAIVER. The execution, delivery and effectiveness of this Amendment does not constitute a waiver of any Default or Event of Default, amend or modify any provision of any Loan Document except as expressly set forth herein or constitute a course of dealing or any other basis for altering the Obligations of any Loan Party.

9. COMPLETE AGREEMENT. This Amendment sets forth the complete agreement of the parties in respect of any amendment to any of the provisions of any Loan Document or any waiver thereof.

10. CAPTIONS; COUNTERPARTS. The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy or other electronic transmission), all of which taken together shall constitute but one and the same instrument.

[signatures follow; remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Third Amendment to Credit Agreement as of the date set forth above.

AFFIRMATIVE INSURANCE HOLDINGS, INC., as Borrower

By:	/s/ Michael J. McClure
Name: Michael J. McClure
Title: Executive V.P. & Chief Financial Officer

LOAN PARTIES:
AFFIRMATIVE MANAGEMENT SERVICES, INC.
AFFIRMATIVE PROPERTY HOLDINGS, INC.
AFFIRMATIVE SERVICES, INC.
AFFIRMATIVE INSURANCE GROUP, INC.
AFFIRMATIVE UNDERWRITING SERVICES, INC.
A-AFFORDABLE MANAGING GENERAL AGENCY, INC.
AFFIRMATIVE INSURANCE SERVICES, INC. (f/k/a AFFIRMATIVE INSURANCE
SERVICES OF TEXAS, INC.)
AFFIRMATIVE INSURANCE SERVICES OF PENNSYLVANIA, INC.
A-AFFORDABLE INSURANCE AGENCY, INC.
DRIVER’S CHOICE INSURANCE SERVICES, LLC
FED USA RETAIL, INC.
INSUREONE INDEPENDENT INSURANCE AGENCY, LLC
YELLOW KEY INSURANCE AGENCY, INC.
AFFIRMATIVE FRANCHISING GROUP, INC.
FED USA FRANCHISING, INC.
FED USA FRANCHISING GROUP, INC.
AFFIRMATIVE ALTERNATIVE DISTRIBUTION, INC.
USAGENCIES. L.L.C.
LIFCO, L.L.C.
AFFIRMATIVE RETAIL, INC.
AFFIRMATIVE INSURANCE HOLDINGS STATUTORY TRUST I
AFFIRMATIVE INSURANCE HOLDINGS STATUTORY TRUST II
AFFIRMATIVE PREMIUM FINANCE HOLDINGS, INC.
AFFIRMATIVE PREMIUM FINANCE, INC.
USAGENCIES MANAGEMENT SERVICES, INC.

By:	/s/ Michael J. McClure
Name:	Michael J. McClure
Title:	Executive V.P. & Chief Financial Officer

Signature page to 3rd Amendment to Credit Agreement

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent and as Collateral Agent

By:	/s/ John D. Toronto
Name: John D. Toronto
Title: Director

By:	/s/ Christopher Reo Day
Name: Christopher Reo Day
Title: Associate

Signature Page to Third Amendment to Credit Agreement

THE FROST NATIONAL BANK, as Issuing Bank and Swingline Lender

By:	/s/ J. Carey Womble
Name: J. Carey Womble
Title: Senior Vice President

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

JPMORGAN CHASE BANK, N.A.

By:	/s/ Thomas A. Kiepura
Name:	Thomas A. Kiepura
Title:	Vice President

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

AIRLIE CLO 2006-II LTD

By:	/s/ Seth Cameron
Name: Seth Cameron
Title: Portfolio Manager

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

BABSON CLO LTD. 2003-I
BABSON CLO LTD. 2004-I
BABSON CLO LTD. 2004-II
BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-II
BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2006-I
BABSON CLO LTD. 2006-II
BABSON CLO LTD. 2007-I
BABSON MID-MARKET CLO LTD. 2007-II
BABSON CREDIT STRATEGIES CLO, LTD.
LOAN STRATEGIES FUNDING LLC
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Arthur J. McMahon, Jr.
	Name:	Arthur J. McMahon, Jr.
	Title:	Director

BILL & MELINDA GATES FOUNDATION TRUST
By: Babson Capital Management LLC as Investment Adviser

By:	/s/ Arthur J. McMahon, Jr.
	Name:	Arthur J. McMahon, Jr.
	Title:	Director

JFIN CLO 2007 LTD.
By: Jefferies Finance LLC as Collateral Manager

By:	/s/ Illegible
	Name:	Illegible
	Title:	Director

Signature Page to Third Amendment to Credit Agreement

VINACASA CLO, LTD.
By: Babson Capital Management LLC as Collateral Servicer

By:	/s/ Arthur J. McMahon, Jr.
	Name:	Arthur J. McMahon, Jr.
	Title:	Director

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

Canyon Capital CLO 2004-I, Ltd.

By:	/s/ Patrick Dooley
	Name:	Patrick Dooley
	Title:	Authorized Signatory

By: Canyon Capital Advisors LLC, a Delaware Limited Liability Company, its Collateral Manager.

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

Canyon Capital CLO 2006-I, Ltd.

By:	/s/ Patrick Dooley
	Name:	Patrick Dooley
	Title:	Authorized Signatory

By: Canyon Capital Advisors LLC, a Delaware Limited Liability Company, its Collateral Manager

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

Canyon Capital CLO 2007-I, Ltd.

By:	/s/ Patrick Dooley
	Name:	Patrick Dooley
	Title:	Authorized Signatory

By: Canyon Capital Advisors LLC, a Delaware Limited Liability company, its Collateral Manager

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

ColumbusNova CLO Ltd. 2006-I

By:	/s/ Benjamin Peterson
Name: Benjamin Peterson
Title: Associate Director

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

ColumbusNova CLO Ltd. 2006-II

By:	/s/ Benjamin Peterson
Name: Benjamin Peterson
Title: Associate Director

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

ColumbusNova CLO Ltd. 2007-I

By:	/s/ Benjamin Peterson
Name: Benjamin Peterson
Title: Associate Director

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

ColumbusNova CLO IV Ltd. 2007-II

By:	/s/ Benjamin Peterson
Name: Benjamin Peterson
Title: Associate Director

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

ColumbusNova CLO Ltd. 2006-I

By:	/s/ Benjamin Peterson
Name: Benjamin Peterson
Title: Associate Director

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

ColumbusNova CLO Ltd. 2006-II

By:	/s/ Benjamin Peterson
Name: Benjamin Peterson
Title: Associate Director

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

ColumbusNova CLO Ltd. 2007-I

By:	/s/ Benjamin Peterson
Name: Benjamin Peterson
Title: Associate Director

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

ColumbusNova CLO IV Ltd. 2007-II

By:	/s/ Benjamin Peterson
Name: Benjamin Peterson
Title: Associate Director

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

CREDIT SUISSE CAYMAN ISLAND BRANCH

By:	/s/ Michael Wotanowski
Name: Michael Wotanowski
Title: Director

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

BRIDGEPORT CLO LTD.
By:	Deerfield Capital Management LLC, as its Collateral Manager

By:	/s/ Matt Stouffer
Name: Matt Stouffer
Title: Managing Director

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

BRIDGEPORT CLO II LTD.
By:	Deerfield Capital Management LLC, as its Collateral Manager

By:	/s/ Matt Stouffer
Name: Matt Stouffer
Title: Managing Director

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

BURR RIDGE CLO PLUS LTD.
By:	Deerfield Capital Management LLC, as its Collateral Manager

By:	/s/ Matt Stouffer
Name: Matt Stouffer
Title: Managing Director

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

CUMBERLAND II CLO LTD.
By:	Deerfield Capital Management LLC, as its Collateral Manager

By:	/s/ Matt Stouffer
Name: Matt Stouffer
Title: Managing Director

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

FOREST CREEK CLO LTD.
By:	Deerfield Capital Management LLC, as its Collateral Manager

By:	/s/ Matt Stouffer
Name: Matt Stouffer
Title: Managing Director

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

LONG GROVE CLO LTD.
By:	Deerfield Capital Management LLC, as its Collateral Manager

By:	/s/ Matt Stouffer
Name: Matt Stouffer
Title: Managing Director

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

MARQUETTE PARK CLO LTD.
By:	Deerfield Capital Management LLC, as its Collateral Manager

By:	/s/ Matt Stouffer
Name: Matt Stouffer
Title: Managing Director

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

MARKET SQUARE CLO LTD.
By:	Deerfield Capital Management LLC, as its Collateral Manager

By:	/s/ Matt Stouffer
Name: Matt Stouffer
Title: Managing Director

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

SCHILLER PARK CLO LTD.
By:	Deerfield Capital Management LLC, as its Collateral Manager

By:	/s/ Matt Stouffer
Name: Matt Stouffer
Title: Managing Director

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

Dresdner BANK

By:	/s/ Illegible
Name: Illegible
Title: Director

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

Duane Street CLO II, Ltd.
By:	DiMaio Ahmad Capital LLC, As Collateral Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Authorized Signatory

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

Duane Street CLO III, Ltd.
By:	DiMaio Ahmad Capital LLC, As Collateral Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Authorized Signatory

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

Duane Street CLO IV, Ltd.
By:	DiMaio Ahmad Capital LLC, As Collateral Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Authorized Signatory

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

DUANE STREET CLO V, LTD.
By:	DiMaio Ahmad Capital LLC, as Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Authorized Signatory

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

FEINGOLD O’KEEFFE CAPITAL, LLC As Collateral Manager for Emerson Place CLO, Ltd.

By:	/s/ Scott D’Orsi
Name: Scott D’Orsi
Title: P.M.

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

FEINGOLD O’KEEFFE CAPITAL, LLC
As Collateral Manager for Avery Street CLO, Ltd.

By:	/s/ Scott D’Orsi
Name:	Scott D’Orsi
Title:	P.M.

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

FEINGOLD O’KEEFFE CAPITAL, LLC
As Collateral Manager for Lime Street CLO, Ltd.

By:	/s/ Scott D’Orsi
Name: Scott D’Orsi
Title: P.M.

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

By:	/s/ Glenn P. Cummins
Name: Glenn P. Cummins
Title: Authorized Signatory

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

By:	/s/ Tyler Chan
Name: Tyler Chan
Title: Vice President

FRANKLIN FLOATING RATE
DAILY ACCESS FUND
FRANKLIN TEMPLETON
LIM. DURATION INCOME TRUST
Franklin Floating Rate Master Series
FT OPPORTUNISTIC DISTRESSED FUND, LTD. 2460
FRANKLIN CLO IV, LIMITED

FRANKLIN CLO V, LTD

Franklin CLO VI, LTD

Franklin Templeton Series II Funds
Franklin Floating Rate II Fund

FRANKLIN TEMPLETON
BLUE SHIELD OF CALIFORNIA	FLOATING RATE DEBT GROUP
ONE FRANKLIN PKWY.
BLDG. 920/1ST FLOOR
SAN MATEO, CA 94403

Affirmative Insurance

Signature Page to Third Amendment to Credit Agreement

CONFIDENTIAL-FOR FRDG USE ONLY

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

GoldenTree Capital Opportunities, LP

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director - Bank Debt

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

GoldenTree Loan Opportunities III, Ltd.

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director - Bank Debt

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

GoldenTree Loan Opportunities IV, Limited

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director - Bank Debt

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

GoldenTree Loan Opportunities V, Limited

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director - Bank Debt

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

GULF STREAM-COMPASS CLO 2002-1 LTD.
By: Gulf Stream Asset Management, LLC
As Collateral Manager
	By:	/s/ Barry K. Love
Name: Barry K . Love
Title: Chief Credit Office
GULF STREAM-COMPASS CLO 2003-1 LTD.
By: Gulf Stream Asset Management, LLC
As Collateral Manager

GULF STREAM-SEXTANT CLO 2006-1 LTD.
By: Gulf Stream Asset Management, LLC
As Collateral Manager

GULF STREAM-COMPASS CLO 2004-1 LTD.
By: Gulf Stream Asset Management, LLC
As Collateral Manager

GULF STREAM-SEXTANT CLO 2007-1 LTD.
By: Gulf Stream Asset Management, LLC
As Collateral Manager

GULF STREAM-COMPASS CLO 2005-1 LTD.
By: Gulf Stream Asset Management, LLC
As Collateral Manager

GULF STREAM-RASHINBAN CLO 2006-1 LTD.
By: Gulf Stream Asset Management, LLC
As Collateral Manager
GULF STREAM-COMPASS CLO 2005-II LTD.
By: Gulf Stream Asset Management, LLC
As Collateral Manager
NEPTUNE FINANCE CCS, LTD.
By: Gulf Stream Asset Management, LLC
As Collateral Manager

Signature Page to Third Amendment to Credit Agreement

Lender:	Armstrong Loan Funding, LTD. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner

By:	/s/ Michael Colvin
Michael Colvin, Secretary
Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

ATLANTIS FUNDING LTD.
By: INVESCO Senior Secured Managament, Inc. As Collateral Manager

By:	/s/ Scott Baskind
Name: Scott Baskind
Title: Authorised Signatory

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

Latitude CLO II, Ltd.

By:	/s/ Kirk Wallace
Name: Kirk Wallace
Title: Vice President

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

STANWICH LOAN FUNDING LLC

By:	/s/ Tara E. Kenny
Name: Tara E. Kenny
Title: Assistant Vice President

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

Cornerstone CLO Ltd.
By Stone Tower Debt Advisors LLC, As its Collateral Manager

By:	/s/ Michael W. DelPercio
Name: Michael W. DelPercio
Title: Authorized Signatory

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

Stone Tower CLO III Ltd.
By Stone Tower Debt Advisors LLC, As its Collateral Manager

By:	/s/ Michael W. DelPercio
Name: Michael W. DelPercio
Title: Authorized Signatory

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

Granite Ventures I Ltd.
By Stone Tower Debt Advisors LLC, As its Collateral Manager

By:	/s/ Michael W. DelPercio
Name: Michael W. DelPercio
Title: Authorized Signatory

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

Granite Ventures II Ltd.
By Stone Tower Debt Advisors LLC, As its Collateral Manager

By:	/s/ Michael W. DelPercio
Name: Michael W. DelPercio
Title: Authorized Signatory

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

Granite Ventures III Ltd.
By Stone Tower Debt Advisors LLC, As its Collateral Manager

By:	/s/ Michael W. DelPercio
Name: Michael W. DelPercio
Title: Authorized Signatory

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

Rampart CLO 2007 Ltd.
By Stone Tower Debt Advisors LLC, As its Collateral Manager

By:	/s/ Michael W. DelPercio
Name: Michael W. DelPercio
Title: Authorized Signatory

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

Stone Tower CDO II Ltd.
By Stone Tower Debt Advisors LLC, As its Collateral Manager

By:	/s/ Michael W. DelPercio
Name: Michael W. DelPercio
Title: Authorized Signatory

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

Stone Tower CLO Ltd.
By Stone Tower Debt Advisors LLC, As its Collateral Manager

By:	/s/ Michael W. DelPercio
Name: Michael W. DelPercio
Title: Authorized Signatory

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND
By:	SYMPHONY ASSET MANAGEMENT, LLC

By:	/s/ Gunther Stein
Name: Gunther Stein,
Title: Director Fixed Income

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

SYMPHONY CLO II
By:	SYMPHONY ASSET MANAGEMENT, LLC

By:	/s/ Gunther Stein
Name: Gunther Stein,
Title: Director Fixed Income

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND
By:	SYMPHONY ASSET MANAGEMENT, LLC

By:	/s/ Gunther Stein
Name: Gunther Stein,
Title: Director Fixed Income

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

SYMPHONY CLO II
By:	SYMPHONY ASSET MANAGEMENT, LLC

By:	/s/ Gunther Stein
Name: Gunther Stein,
Title: Director Fixed Income

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

Mark Capital Management, L.P.

By:	/s/ Adam J. Semler
Name: Adam J. Semler
Title: CFO & its General Partner

Signature Page to Third Amendment to Credit Agreement

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

Mark Enhanced Strategies Fund, LLC

By:	/s/ Adam J. Semler
Name: Adam J. Semler
Title: CFO & its Investment Manager

Signature Page to Third Amendment to Credit Agreement